Apr 15, 2005 10:57

SEMT 05-3 Marketing

FICO < 640

Collateral Summary Report

General Pool Characteristics

Pool Size: $7,829,180.00

Total Orig. Bal.: $7,829,180.00

Loan Count: 10

Cutoff Date: 2005-04-01

Avg. Cut-Off Balance: $782,918.00

Avg. Orig. Balance: $782,918.00

% Conforming: 16.24%

W.A. FICO: 599

W.A. Orig. LTV: 73.32%

W.A. Cut-Off LTV: 73.32%

Earliest Orig. Date: 2004-08-25

Latest Maturity Date: 2034-09-01

W.A. Gross Coupon: 4.3925%

W.A. Net Coupon: 3.9967%

W.A. Servicing Fee: 0.3794%

W.A. Master Servicing Fee: 0.0165%

W.A. Pass-Through Rate:

W.A. Orig. Term: 305.2 months

W.A. Rem. Term: 304.4 months

W.A. Age: 0.8 months

% OLTV over 80: 12.25%

% OLTV over 95: 9.26%

% OLTV over 100: 0.00%

% with PMI: 0.00%

% with LPMI: 0.00%

% OLTV over 80 with PMI: 0.00%

W.A. MI Coverage:

W.A. MI Adjusted COLTV: 73.32%

% Second Lien: 0.00%

% with Prepay Penalty: 0.00%

% Balloon: 0.00%

Max. Zipcode Conc.: 38.32%

W.A. Roll Term: 3.0 months

W.A. Margin: 1.586%

W.A. Initial Cap (ARMs):

W.A. Interim Cap (ARMs): 6.000%

W.A. Life Cap (ARMs): 7.607%

W.A. Ceiling (ARMs): 12.000%

W.A. Floor (ARMs): 1.586%

Lien Position Percent
1 100.00%
Total: 100.00%

Credit Score Percent
600 - 649 71.44% 550 - 599 7.01 500 - 549 21.55
Total: 100.00%
W.A.: 599 Lowest: 538 Highest: 638

Original Balance Percent
100,001 - 200,000 2.55% 200,001 - 300,000 9.66 300,001 - 400,000 4.02 400,001 - 500,000 6.07 600,001 - 700,000 8.71 700,001 - 800,000 9.12 1,600,001 - 1,700,000 21.55 over 2,000,001 38.32
Total: 100.00%
Average: $782,918.00 Lowest: $200,000.00 Highest: $3,000,000.00

Cut-Off Balance Percent
100,001 - 200,000 2.55% 200,001 - 300,000 9.66 300,001 - 400,000 4.02 400,001 - 500,000 6.07 600,001 - 700,000 8.71 700,001 - 800,000 9.12 1,600,001 - 1,700,000 21.55 >= 2,000,001 38.32
Total: 100.00%
Average: $782,918.00 Lowest: $200,000.00 Highest: $3,000,000.00

Coupon Percent
3.501 - 3.750 8.71% 4.001 - 4.250 57.53 4.251 - 4.500 2.99 4.501 - 4.750 3.48 4.751 - 5.000 27.29
Total: 100.00%
W.A.: 4.393% Lowest: 3.750% Highest: 4.875%

PMI Providers Percent
NONE 100.00%
Total: 100.00%

Product Type Percent
1ML MO - 120 IO 57.53% 6ML MO - 120 IO 42.47
Total: 100.00%

Index Percent
1ML 57.53% 6ML 42.47
Total: 100.00%

Loan Purpose Percent
Refinance-Cashout 72.91% Purchase 27.09
Total: 100.00%

Property Type Percent
Single Family 49.49% PUD 41.80 PUD-Detached 8.71
Total: 100.00%

Occupancy Status Percent
Primary 87.75% Secondary 12.25
Total: 100.00%

Documentation Percent
Alternative Documentation 67.19% Asset Verification, No Income Verification 21.55 Full Documentation 8.71 Lite Documentation 2.55
Total: 100.00%

State Percent
Florida 41.80% California 25.57 New Jersey 9.12 Virginia 8.71 Kansas 6.07 Other 8.74
Total: 100.00%

California Percent
Northern California 15.73% Southern California 84.27
Total: 100.00%

Zip Code Percent
33469 38.32% 93108 21.55 07750 9.12 20152 8.71 66083 6.07 Other 16.24
Total: 100.00%

Delinquency* Percent
0-29 days 100.00%
Total: 100.00%
* MBA method

OLTV Percent
30.01 - 40.00 2.55% 40.01 - 50.00 3.48 50.01 - 60.00 21.55 60.01 - 70.00 13.14 70.01 - 80.00 47.03 80.01 - 90.00 2.99 90.01 - 100.00 9.26
Total: 100.00%
W.A.: 73.32% Lowest: 33.23% Highest: 100.00%

Cut-Off LTV Percent
30.01 - 40.00 2.55% 40.01 - 50.00 3.48 50.01 - 60.00 21.55 60.01 - 70.00 13.14 70.01 - 80.00 47.03 80.01 - 90.00 2.99 90.01 - 100.00 9.26
Total: 100.00%
W.A.: 73.32% Lowest: 33.23% Highest: 100.00%

Prepayment Penalty Term Percent
0 100.00%
Total: 100.00%
W.A.: 0.0 months Lowest: 0 months Highest: 0 months

Original Term Percent
300 91.29% 360 8.71
Total: 100.00%
W.A.: 305.2 months Lowest: 300 months Highest: 360 months

Cut-Off Remaining Term Percent
295 - 300 91.29% 349 - 354 8.71
Total: 100.00%
W.A.: 304.4 months Lowest: 299 months Highest: 353 months

Cutoff Loan Age Percent
0 69.64% 1 - 6 21.66 7 - 12 8.71
Total: 100.00%
W.A.: 0.8 months Lowest: 0 months Highest: 7 months

Gross Margin Percent
1.500 57.53% 1.625 33.76 2.000 8.71
Total: 100.00%
W.A.: 1.586% Lowest: 1.500% Highest: 2.000%

Initial Cap (ARMs) Percent
0.000 100.00%
Total: 100.00%
W.A.: 0.000% Lowest: 0.000% Highest: 0.000%

Periodic Cap (ARMs) Percent
0.000 91.29% 6.000 8.71
Total: 100.00%
W.A.: 0.522% Lowest: 0.000% Highest: 6.000%

Maximum Rate (ARMs) Percent
11.001 - 12.000 100.00%
Total: 100.00%
W.A.: 12.000% Lowest: 12.000% Highest: 12.000%

Remaining IO Term Percent
109 - 114 8.71% 115 - 120 91.29
Total: 100.00%

LookBack Days Percent
25 8.71% 32 57.53 45 33.76
Total: 100.00%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

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